UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

An Annual General Meeting of Shareholders (“AGM”) of TE Connectivity Ltd. (the “Company” or “TE”) was held on March 4, 2014 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 360,266,955 registered shares (87.87% of 410,015,026 registered shares outstanding and entitled to vote as of February 12, 2014, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item No. 1.  Election of twelve (12) directors:

1.1  Pierre R. Brondeau

A total of 336,215,284 shares (93.32%) were voted for and 24,051,671 shares (6.68%) were counted as voted against (including 798,380 votes cast against, 2,750,710 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.2  Juergen W. Gromer

A total of 336,675,592 shares (93.45%) were voted for and 23,591,363 shares (6.55%) were counted as voted against (including 336,963 votes cast against, 2,751,819 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.3  William A. Jeffrey

A total of 336,719,590 shares (93.46%) were voted for and 23,547,365 shares (6.54%) were counted as voted against (including 292,547 votes cast against, 2,752,237 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.4  Thomas J. Lynch

A total of 330,511,783 shares (91.74%) were voted for and 29,755,172 shares (8.26%) were counted as voted against (including 5,808,012 votes cast against, 3,444,579 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.5  Yong Nam

A total of 336,708,700 shares (93.46%) were voted for and 23,558,255 shares (6.54%) were counted as voted against (including 304,098 votes cast against, 2,751,576 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.6  Daniel J. Phelan

A total of 336,757,657 shares (93.47%) were voted for and 23,509,298 shares (6.53%) were counted as voted against (including 255,330 votes cast against, 2,751,387 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.7  Frederic M. Poses

A total of 335,509,152 shares (93.13%) were voted for and 24,757,803 shares (6.87%) were counted as voted against (including 1,504,091 votes cast against, 2,751,131 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.8  Lawrence S. Smith

A total of 336,757,097 shares (93.47%) were voted for and 23,509,858 shares (6.53%) were counted as voted against (including 256,155 votes cast against, 2,751,122 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.9  Paula A. Sneed

A total of 336,842,517 shares (93.50%) were voted for and 23,424,438 shares (6.50%) were counted as voted against (including 174,058 votes cast against, 2,747,799 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.10  David P. Steiner

A total of 336,125,464 shares (93.30%) were voted for and 24,141,491 shares (6.70%) were counted as voted against (including 887,902 votes cast against, 2,751,008 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.11  John C. Van Scoter

A total of 336,712,926 shares (93.46%) were voted for and 23,554,029 shares (6.54%) were counted as voted against (including 300,812 votes cast against, 2,750,636 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

1.12  Laura H. Wright

A total of 334,912,436 shares (92.96%) were voted for and 25,354,519 shares (7.04%) were counted as voted against (including 2,017,654 votes cast against, 2,834,284 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director.

Agenda Item No. 2.  Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 255,293,981 shares (70.86%) were voted for and 104,972,974 shares (29.14%) were counted as voted against (including 81,089,598 votes cast against, 3,380,795 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of Thomas J. Lynch as the Chairman of the Board of Directors.

Agenda Item No. 3.  Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 336,694,851 shares (93.46%) were voted for and 23,572,104 shares (6.54%) were counted as voted against (including 277,748 votes cast against, 2,791,775 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

3.2  Paula A. Sneed

A total of 336,799,508 shares (93.49%) were voted for and 23,467,447 shares (6.51%) were counted as voted against (including 177,259 votes cast against, 2,787,607 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

3.3  David P. Steiner

A total of 336,339,383 shares (93.36%) were voted for and 23,927,572 shares (6.64%) were counted as voted against (including 634,562 votes cast against, 2,790,429 abstentions and 20,502,581 broker non-votes, which are treated as against votes) the election of this director as a member of the Management Development and Compensation Committee.

Agenda Item No. 4.  Election of Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, as the independent proxy at the Company’s 2015 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2015 annual general meeting:

A total of 357,081,387 shares (99.12%) were voted for and 3,185,568 shares (0.88%) were counted as voted against (including 184,022 votes cast against and 3,001,546 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.1.  Approval of the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013):

A total of 357,046,043 shares (99.11%) were voted for and 3,220,912 shares (0.89%) were counted as voted against (including 141,631 votes cast against and 3,079,281 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.2.  Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013:

A total of 356,856,079 shares (99.05%) were voted for and 3,410,876 shares (0.95%) were counted as voted against (including 137,030 votes cast against and 3,273,846 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.3.  Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013:

A total of 356,860,655 shares (99.05%) were voted for and 3,406,300 shares (0.95%) were counted as voted against (including 132,483 votes cast against and 3,273,817 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 6.  Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 27, 2013:

A total of 347,080,886 shares (96.34%) were voted for and 13,186,069 shares (3.66%) were counted as voted against (including 9,512,016 votes cast against and 3,674,053 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.1.  Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2014:

A total of 355,168,421 shares (98.58%) were voted for and 5,098,534 shares (1.42%) were counted as voted against (including 2,327,571 votes cast against and 2,770,963 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.2.  Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 356,618,565 shares (98.99%) were voted for and 3,648,390 shares (1.01%) were counted as voted against (including 871,360 votes cast against and 2,777,030 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.3.  Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 356,646,360 shares (99.00%) were voted for and 3,620,595 shares (1.00%) were counted as voted against (including 819,598 votes cast against and 2,800,997 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 8.  Advisory vote to approve executive compensation:

A total of 324,255,646 shares (90.00%) were voted for and 36,011,309 shares (10.00%) were counted as voted against (including 12,376,043 votes cast against, 3,132,685 abstentions and 20,502,581 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 9.  Approval of the appropriation of available earnings for fiscal year 2013:

A total of 356,847,628 shares (99.05%) were voted for and 3,419,327 shares (0.95%) were counted as voted against (including 315,986 votes cast against and 3,103,341 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 10.  Approval of a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.16 per issued share to be paid in four equal quarterly installments of US$ 0.29 starting with the third fiscal quarter of 2014 and ending in the second fiscal quarter of 2015 pursuant to the terms of the dividend resolution:

A total of 357,080,679 shares (99.12%) were voted for and 3,186,276 shares (0.88%) were counted as voted against (including 218,364 votes cast against and 2,967,912 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 11.  Approval of an authorization related to TE’s share repurchase program:

A total of 301,406,731 shares (83.66%) were voted for and 58,860,224 shares (16.34%) were counted as voted against (including 55,203,583 votes cast against and 3,656,641 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 12.  Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 348,238,011 shares (96.66%) were voted for and 12,028,944 shares (3.34%) were counted as voted against (including 8,940,049 votes cast against and 3,088,895 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 13.  Approval of any adjournments or postponements of the AGM:

A total of 262,654,428 shares (72.91%) were voted for and 97,612,527 shares (27.09%) were counted as voted against (including 94,743,463 votes cast against and 2,869,064 abstentions, which are treated as against votes) this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: March 4, 2014